UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 7, 2006

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

                                    1-10799                                                 73-1351610
                             (Commission File Number)                                    (IRS Employer Identification No.)

                      1221 E. Houston, Broken Arrow, Oklahoma                                                              74012
                (Address of Principal Executive Offices)                                                                         (Zip Code)

(918) 251-9121
(Registrant’s Telephone Number, Including Area Code)

1605 E. Iola, Broken Arrow, Oklahoma
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 7, 2006 ADDvantage Technologies Group, Inc. (the "Company") issued a press release announcing that its wholly owned subsidiary, Tulsat, a Master Distributor of new and legacy Scientific-Atlanta equipment, has signed Amendment No. 4 to its “Third Party Service Agreement” with Scientific-Atlanta, Inc., a Cisco Company, which added Prisma I™ optics to the list of authorized equipment repair items.  The press release also announced that Tulsat has extended the Third Party Service Agreement with Scientific-Atlanta through May 2008. The company originally announced the service agreement in May 2002.  A copy of this press release is furnished as exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

      The following exhibit is furnished herewith:

99.1	Press Release dated June 7, 2006, Signed Ammendment to the Third Party Services Agreement with Scientific Atlanta

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                               ADDVANTAGE TECHNOLOGIES GROUP, INC.

Date: June 7, 2006	By: /s/ Kenneth A. Chymiak
Kenneth A. Chymiak
President and Chief Executive Officer

Exhibit Index

Exhibit Number      Description

99.1
99.1	Press Release dated June 7, 2006, Signed Ammendment to the Third Party Services Agreement with Scientific Atlanta